Exhibit 10.19
EXECUTION COPY
$210,000,000
BROADVIEW NETWORKS HOLDINGS, INC.
11 3/8% Senior Secured Notes due 2012
PURCHASE AGREEMENT
August 15, 2006
JEFFERIES & COMPANY, INC.
520 Madison Avenue, 12th Floor
New York, New York 10022
Ladies and Gentlemen:
     Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”), and the guarantors signatory hereto (the “Initial Guarantors” and, together with the ATX Guarantors (as defined below) upon their becoming parties hereto pursuant to Section 5(q), the “Guarantors”), jointly and severally, hereby agree (this “Agreement”) with you as follows:
     1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to Jefferies & Company, Inc. (the “Initial Purchaser”) $210,000,000 aggregate principal amount of 11 3/8% Senior Secured Notes due 2012 (each a “Note” and, collectively, the “Notes”). The Notes will be issued pursuant to an indenture (the “Indenture”), to be dated as of August 23, 2006, by and among the Company, the Guarantors and The Bank of New York, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the “Description of the Notes—Certain Definitions” section of the Offering Circular.
     The Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Act”). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legends set forth in the final offering circular related to the issuance of the Notes, dated the date hereof (the “Final Offering Circular”). The Company has prepared a preliminary offering circular, dated August 4, 2006, as supplemented by a preliminary prospectus supplement, dated August 14, 2006 (collectively, the “Preliminary Offering Circular”), and the Final Offering Circular relating to the offer and sale of the Notes (the “Offering”). “Offering Circular” means, as of any date or time referred to in this Agreement, the most recent offering circular (whether the Preliminary Offering Circular or the Final Offering Circular, and any amendment or supplement to either such document), including, without limitation, exhibits and schedules thereto.
     2. Terms of Offering. The Initial Purchaser has advised the Company, and the Company understands, that the Initial Purchaser will make offers to sell (the “Exempt Resales”) some or all of the Notes purchased by the Initial Purchaser hereunder on the terms set forth in the Final Offering Circular, as amended or supplemented, to persons (the “Subsequent Purchasers”) (i) outside the United States in compliance with Regulation S of the Act, or (ii) whom the Initial Purchaser (A) reasonably believes to be “qualified institutional buyers” as defined in Rule 144A under the Act (“QIBs”), as such Rule may be amended from time to time, or (B) reasonably believes (based upon written representations made by such persons to the Initial Purchaser) to be institutional “accredited investors” (“Accredited Investors”) as defined in Rule 501(a)(l), (2), (3) or (7) under the Act.
     Pursuant to the Indenture, all Domestic Restricted Subsidiaries of the Company (other than Immaterial Subsidiaries) as of the Closing Date (as hereinafter defined) and all future Domestic Restricted Subsidiaries of the Company (other than future Immaterial Subsidiaries), jointly and severally, shall fully and unconditionally guarantee, on a senior secured basis, to each holder of the Notes and the Trustee, the payment and performance of the Company’s obligations under the Indenture and the Notes (each such guarantee being referred to herein as a “Guarantee”).
     Pursuant to the terms of the Indenture and the Collateral Agreements (as defined in the Indenture), all of the Company’s and each Guarantor’s obligations under the Indenture and the Notes will be secured by a lien and security interest on substantially all of the Company’s and its subsidiaries’ assets, subject to certain exceptions; provided, however, that pursuant to the terms of the Intercreditor Agreement, the security interest in those assets consisting of receivables, inventory, deposit accounts, securities accounts and certain other assets that secure the Notes and Guarantees (other than the Escrow Account (as defined below) and funds and investment property on deposit therein or credited thereto and certain other excluded assets) will be contractually subordinated to the lien of the Administrative Agent (as defined below) that secures the obligations (i) under the Company’s new $25.0 credit agreement, to be dated as of the Closing Date (the “New Credit Agreement”), among the Company, the guarantors party thereto, as borrowers, the lenders party thereto and The CIT Group/Business Credit, Inc., as administrative agent (the “Administrative Agent”), and (ii) certain other permitted Indebtedness, in each case, to the extent provided in the Intercreditor Agreement.
     Concurrently with the sale of the Notes on the Closing Date, the Company intends to use a portion of the proceeds to, among other things, (i) repay all of the indebtedness outstanding under that certain amended and restated senior secured revolving credit facility, dated as of January 14, 2005 (the “Existing Credit Agreement”), among the Company, other persons designated as “Credit Parties” on the signature pages thereof, each Lender signatory thereto, and NTFC Capital Corporation, as Administrative Agent, and Wachovia Bank, National Association as Syndication Agent (the “Credit Agreement Repayment”) and pay fees, expenses and commissions related thereto and (ii) to repay certain indebtedness outstanding under those certain senior unsecured subordinated notes due 2009 issued pursuant to that certain note purchase agreement (the “Note Purchase Agreement”), dated as of January 14, 2005 among the Company, the purchasers party thereto and MCG Capital Corporation, as Administrative Agent and as amended on June 29, 2005 and July 20, 2006 (the “Note Repayment” and, together with the Credit Agreement Repayment, the “Repayments”). The Company also intends, on the Closing Date, to convert the remainder of its senior unsecured subordinated notes due 2009 and 2007 into shares of the Company’s preferred stock that is not Disqualified Capital Stock (as defined in the Offering Circular) (the “Conversion” and, together with the Acquisition (defined below), the Repayments and the offer and sale of the Notes, the “Transactions”).
     The Company has also agreed pursuant to that certain stock purchase agreement, dated as of June 26, 2006 (the “Acquisition Agreement”), among the Company, ATX Communications, Inc., a Delaware corporation (“ATX”), the shareholders of ATX Communications, Inc. and, for the limited purposes set forth therein, Leucadia National Corporation, to acquire (the “Acquisition”) 100% of the issued and outstanding capital stock of ATX.
Purchase Agreement

     Pursuant to the escrow agreement, to be dated as of the Closing Date (the “Escrow Agreement’’), among the Company, the Trustee and The Bank of New York, as escrow agent (the “Escrow Agent”), the Company will deposit into an escrow account (the “Escrow Account”) a portion of the proceeds from the offering in an amount equal to the sum of (x) $95.0 million and (y) the amount of interest that would accrue on the Notes in an aggregate principal amount of $95.0 million for the period from the Closing Date to December 20, 2006 (the amount of such sum, the “Initial Escrowed Funds Amount”). Pursuant to the terms of the Escrow Agreement, the funds held in the Escrow Account will be released to the Company upon delivery to the Trustee of an Officers’ Certificate certifying, among other things, that certain conditions, as more fully described therein, have been satisfied. Otherwise, if such certificate is not delivered by December 20, 2006 or the Company notifies the Trustee that the Acquisition is being terminated, the funds will be released to the Trustee to effectuate a redemption of the Notes in an aggregate principal amount of $95.0 million at par plus accrued and unpaid interest thereon to the redemption date.
     Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the “Registration Rights Agreement”), to be executed on and dated as of the Closing Date (as hereinafter defined). Pursuant to the Registration Rights Agreement, Company and the Company will agree, among other things, to file with the Securities and Exchange Commission (the “SEC”) (i) a registration statement under the Act (the “Exchange Offer Registration Statement”) relating to 11 3/8% senior secured notes due 2012 (the “Exchange Notes”) which shall be identical to the Notes (except that the Exchange Notes shall have been registered pursuant to such registration statement and will not be subject to restrictions on transfer or contain additional interest provisions) to be offered in exchange for the Notes (such offer to exchange being referred to as the “Exchange Offer”), and/or (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the “Shelf Registration Statement”) relating to the resale by certain holders of the Notes. If required under the Registration Rights Agreement, the Company will issue Exchange Notes and cause the Guarantors to issue exchange guarantees to the Initial Purchaser (the “Private Exchange Notes” and “Private Exchange Guarantees”, respectively). If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances in accordance with the terms of the Registration Rights Agreement.
     This Agreement, the Indenture, the Collateral Agreements, the Registration Rights Agreement, the Notes, the Guarantees, the Exchange Notes, the Private Exchange Notes, if any, the Private Exchange Guarantees, if any and the Escrow Agreement are collectively referred to herein as the “Documents.”
     3. Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the entire aggregate principal amount of the Notes at a purchase price of 100% of the aggregate principal amount thereof less the fee set forth in Section 4 of the letter agreement between the Company and the Initial Purchaser dated June 16, 2006 (the “Engagement Letter”) (the “Net Consideration”). Delivery to the Initial Purchaser of, and payment for, the Notes shall be made at a closing (the “Closing”) to be held at 10:00 a.m., New York time, on August 23, 2006 (the “Closing Date”) at the New York offices of Mayer, Brown, Rowe & Maw LLP. Payment for the Notes shall be made by the Initial Purchaser as follows: (i) a portion of the Net Consideration in an amount equal to the Initial Escrowed Funds Amount shall be provided by the Initial Purchaser, on behalf of the Company, to the Escrow Agent to be held in the Escrow Account in accordance with the terms of the Escrow Agreement (which the Company hereby authorizes the Initial Purchaser to provide to the Escrow Agent on its behalf) and (ii) the remainder of the Net Consideration shall be paid to the Company at its direction.
Purchase Agreement

     The Company shall deliver to the Initial Purchaser one or more certificates representing the Notes in definitive form, registered in such names and denominations as the initial Purchaser may request, against payment by the Initial Purchaser of the purchase price therefor by immediately available Federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchaser at least two business days prior to the Closing. The certificates representing the Notes in definitive form shall be made available to the Initial Purchaser for inspection at the New York offices of Mayer, Brown, Rowe & Maw LLP (or such other place as shall be reasonably acceptable to the Initial Purchaser) not later than 10:00 a.m. one business day immediately preceding the Closing Date. Notes to be represented by one or more definitive global securities in book-entry form will be deposited on the Closing Date, by or on behalf of the Company, with The Depository Trust Company (“DTC”) or its designated custodian, and registered in the name of Cede & Co.
     4. Representations and Warranties of the Company. The Company and the Guarantors, jointly and severally, represent and warrant to the Initial Purchaser that, as of the date hereof and as of the Closing Date:
     (a) As of the Applicable Time (as defined below), neither (x) the Preliminary Offering Circular, as supplemented by the final pricing term sheet in the form attached hereto as Exhibit A (the “Pricing Supplement”), all considered together (collectively, the “Time of Sale Circular”), nor (y) any individual Supplemental Offering Materials (as defined below), when considered together with the Time of Sale Circular, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. “Applicable Time” means 3:00 P.M. (Eastern time) on August 15, 2006 or such other time as agreed by the Company and the Initial Purchaser.
“Supplemental Offering Materials” means any “written communication” (within the meaning of Rule 405 of the Act and the rules and regulations thereunder) prepared by or on behalf of the Company, or used or referred to by the Company, that constitutes an offer to sell or a solicitation of an offer to buy the Notes other than the Offering Circular or amendments or supplements thereto (including the Pricing Supplement), including, without limitation, any road show relating to the Notes that constitutes such a written communication.
     The Final Offering Circular does not and at the Closing Date will not, and each amendment or supplement thereto as of its date will not, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Guarantors make any representation or warranty as to the Initial Purchasers Information (as defined in Section 11). No injunction or order has been issued that either (i) asserts that any of the transactions contemplated by the Documents is subject to the registration requirements of the Act or (ii) would prevent or suspend the issuance or sale of the Notes or the use of the Time of Sale Circular, the Final Offering Circular or any amendment or supplement thereto (including the Pricing Supplement), in any jurisdiction. Each of the Time of Sale Circular and the Final Offering Circular, as of their respective dates, contained, and the Final Offering Circular, as amended or supplemented, as of the Closing Date, will contain, all the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act. There are no related party transactions that would be required to be disclosed in the Final Offering Circular if the Final Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act that are not disclosed in the Final Offering Circular.
     (b) Each corporation, partnership or other entity in which the Company directly or indirectly through any of its Subsidiaries, owns more than fifty percent (50%) of any class of Capital Stock (as defined in the Offering Circular) is listed on Schedule I attached hereto (the “Subsidiaries”), and such
Purchase Agreement

Capital Stock is free and clear of all Liens (as hereinafter defined) other than Permitted Liens and liens under the Existing Credit Agreement. The Subsidiaries that are Immaterial Subsidiaries of the Company are denoted with an asterisk (“*”) on Schedule I (the “Company Immaterial Subsidiaries”). Following the consummation of the Acquisition, the Company will own, directly or indirectly through any of its Subsidiaries, more than 50% of any class of Capital Stock of the entities listed on Schedule II hereto (the “ATX Entities”) and such Capital Stock will be free and clear of all Liens (as hereinafter defined) other than Permitted Liens. The ATX Entities that will, after the consummation of the Acquisition, be Immaterial Subsidiaries of the Company are denoted with an asterisk (“*”) on Schedule II (the “ATX Immaterial Subsidiaries”, and, together with the Company Immaterial Subsidiaries, the “Specified Immaterial Subsidiaries”).
     (c) The Company and each of its Subsidiaries (i) has been duly organized or formed, as the case may be, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity, as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. A “Material Adverse Effect” means a material adverse effect on (A) the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or with respect to the ATX Entities, such ATX Entities taken as a whole with the Company and the Subsidiaries, (B) the ability of the Company or the Guarantors to perform their respective obligations in all material respects under any Document, (C) the enforceability of any Collateral Agreement or the attachment, perfection or priority of any of the Liens intended to be created thereby or (D) the validity of any of the Documents or the consummation of any of the transactions contemplated therein.
     (d) All of the issued and outstanding shares of Capital Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights. The table under the caption “Capitalization” in the Time of Sale Circular and in the Final Offering Circular (including the footnotes thereto) sets forth, as of the date of such table after giving effect to the Transactions, (i) the actual cash and cash equivalents and capitalization of Company and its Subsidiaries on a consolidated basis and (ii) the pro forma cash and cash equivalents and capitalization of the Company, its Subsidiaries, on a consolidated basis, and the ATX Entities, on a consolidated basis, after giving effect to the offer and sale of the Notes and the application of the net proceeds therefrom as described in the Time of Sale Circular and in the Final Offering Circular under the section entitled “Use of Proceeds.” After giving effect to the offer and sale of the Notes and the Repayments with the proceeds from the sale of the Notes, all of the outstanding shares of Capital Stock or other equity interests of each of the Company’s Subsidiaries and upon consummation of the Acquisition, each of the ATX Entities (other than as required by applicable law or issuances of directors’ qualifying shares) will be owned, directly or indirectly, by the Company, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, “Liens”), other than those imposed under the Existing Credit Agreement and the Documents or by the Act and the securities or “Blue Sky” laws of certain domestic or foreign jurisdictions, requirements for regulatory approvals and Liens constituting Permitted Liens. Except as set forth in the Time of Sale Circular or the Final Offering Circular, there are no outstanding (A) options, warrants or other rights for third parties to purchase securities from the Company or any of its Subsidiaries, (B) agreements, contracts, arrangements or other obligations of the Company or any of its Subsidiaries to issue to third parties or (C) other rights of third parties to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of Capital Stock of or
Purchase Agreement

other ownership or equity interests in the Company or any of its Subsidiaries other than to the extent necessary to consummate the Conversion or the Acquisition.
     (e) No holder of securities of the Company or any of its Subsidiaries will be entitled to have such securities registered under the registration statements required to be filed by the Company and the Guarantors with respect to the Exchange Notes or Private Exchange Notes pursuant to the Registration Rights Agreement.
     (f) The Company and each of the Initial Guarantors have, and upon consummation of the Acquisition, each of the ATX Entities that are not ATX Immaterial Subsidiaries (collectively, the “ATX Guarantors”) will have, all requisite corporate power and authority to execute, deliver and perform their respective obligations under the Documents to which they are or will become a party and to consummate the transactions contemplated thereby.
     (g) Each of this Agreement, the Indenture and the Collateral Agreements (other than the Escrow Agreement) have been duly and validly authorized by the Company and the Initial Guarantors, and, upon consummation of the Acquisition, will have been duly and validly authorized by each of the ATX Guarantors. Each of the Indenture and the Collateral Agreements, when executed and delivered by the Company and the Guarantors, will constitute a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of the Company and the Guarantors in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.
     (h) The Registration Rights Agreement has been duly and validly authorized by the Company and the Initial Guarantors and, upon consummation of the Acquisition, will have been duly and validly authorized by the ATX Guarantors. The Registration Rights Agreement, when executed and delivered by the Company and the Guarantors, will constitute a legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.
     (i) The Escrow Agreement has been duly and validly authorized by the Company. The Escrow Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.
     (j) The Notes, when issued, will be in the form contemplated by the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”). The Notes, Exchange Notes and Private Exchange Notes have each been duly and validly authorized by the Company and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, will have been duly
Purchase Agreement

executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, the Guarantees, the Collateral Agreements and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. Upon and following delivery to the Initial Purchaser, the Notes will rank pari passu with all senior Indebtedness of the Company that is outstanding on the date thereof (including Indebtedness incurred under the New Credit Agreement) or that may be incurred thereafter and senior to all subordinated Indebtedness of the Company that is outstanding on the date thereof or that may be incurred thereafter.
     (k) The Guarantees and Private Exchange Guarantees have been duly and validly authorized by the Initial Guarantors and, upon consummation of the Acquisition, will have been duly and validly authorized by the ATX Guarantors and, in the case of the Guarantees, when executed by the Guarantors, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Guarantors, entitled to the benefit of the Indenture and the Registration Rights Agreement, and enforceable against the Guarantors in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. Upon and following delivery to the Initial Purchaser, the Guarantees will rank pari passu with all senior Indebtedness of the Guarantors (including guarantees in respect of Indebtedness incurred under the New Credit Agreement, or, in the case of certain of the Guarantors, Indebtedness incurred by such Guarantor under the New Credit Agreement) that is outstanding on the date thereof or that may be incurred thereafter and senior to all subordinated Indebtedness of the Guarantors that is outstanding on the date thereof or that may be incurred thereafter.
     (l) Neither the Company nor any of its Subsidiaries are in violation of its certificate of incorporation, by-laws or any other of its organizational documents (collectively with respect to such entity, its “Charter Documents”). Neither the Company nor any of its Subsidiaries are, except as described in the Time of Sale Circular or the Final Offering Circular (i) in violation of any Federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, “Applicable Law”) of any federal, state, local and other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a “Governmental Authority”) or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other material agreement or instrument to which any of them is a party or by which any of them or their respective property is bound (collectively, “Applicable Agreements”), except, in the case of clauses (i) and (ii) for any such violation, breach, or default as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All material Applicable Agreements are in full force and effect and are legal, valid and binding obligations of the Company or its Subsidiaries, as applicable, or, to the Company’s knowledge, the other parties thereto. There exists no condition that, with the passage of time or otherwise, would constitute (a)(i) a violation of such Charter Documents or (ii) Applicable Law, (b) a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness other than in the case of clauses (a)(ii), (b) and (c) as would reasonably be expected, individually or in the aggregate, not to have a Material Adverse Effect.
     (m) Neither the execution, delivery or performance of the Documents nor the consummation of any transactions contemplated therein will require the consent, approval, authorization or order of any governmental or regulatory authority (other than (i) consents already obtained and in full force and effect,
Purchase Agreement

(ii) governmental and regulatory approvals required to consummate the Acquisition (the “ATX Approvals”), (in) (A) as of the date hereof, governmental and regulatory approvals that are necessary for the Company and the Guarantors to incur the Indebtedness evidenced by the Notes and the Guarantees and to grant Liens on the Collateral (the “Financing Approvals” and, together with the ATX Approvals, the “Approvals”), (B) as of the Closing Date, the Financing Approvals from jurisdictions from which the Company derived in the aggregate less than 8% of its total revenues during the fiscal quarter ended March 31, 2006), (iv) as such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Notes by the Initial Purchaser and (v) any approvals necessary to foreclose on any Liens.
     (n) Neither the execution, delivery or performance of the Documents nor the consummation of any transactions contemplated therein will result in the imposition of a Lien on any assets of the Company or any of its Subsidiaries (except for Permitted Liens), or conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, result in an acceleration of indebtedness under or pursuant to (1) the Charter Documents, (2) any material Applicable Agreement or (3) any Applicable Law, except in case of clauses (2) and (3) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     (o) When executed and delivered, the Documents will conform in all material respects to the descriptions thereof in the Time of Sale Circular.
     (p) There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, “Proceedings”), pending or, to the knowledge of the Company or any of its Subsidiaries, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the transactions contemplated therein, or (ii) except as disclosed in the Time of Sale Circular and the Final Offering Circular, would, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Time of Sale Circular and the Final Offering Circular, neither the Company nor any of its Subsidiaries are subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would, individually or in the aggregate, have a Material Adverse Effect. No injunction or order has been issued and no Proceeding is pending or, to the knowledge of the Company or any of its Subsidiaries, threatened that (i) asserts that the offer, sale and delivery of the Notes to the Initial Purchaser pursuant to this Agreement or the initial resale of the Notes by the Initial Purchaser in the manner contemplated by this Agreement is subject to the registration requirements of the Act, or (ii) would prevent or suspend the issuance or sale of the Notes, including the Exempt Resales, or the use of the Preliminary Offering Circular, the Time of Sale Circular, the Final Offering Circular, or any amendment or supplement thereto, in any jurisdiction.
     (q) Each of the Company and its Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as now or proposed to be conducted as set forth in the Final Offering Circular (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect and each of the Company and its Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and neither the Company nor any of its Subsidiaries have received any notice of any proceeding relating to revocation or modification of any such Permit, except as disclosed in the Time of Sale Circular or the Final Offering Circular or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.
Purchase Agreement

     (r) Each of the Company and its Subsidiaries has good and marketable title to all real property owned by it and good title to all personal property owned by it and good and indefeasible title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, will be free and clear of all Liens (other than Permitted Liens). The assets of each of the Company and its Subsidiaries include all of the assets and properties necessary or required in, or otherwise material to, the conduct of the businesses of each of them as currently conducted and as proposed to be conducted (as described in the Final Offering Circular and the Time of Sale Circular), and such assets are in good working condition, except where the failure of such assets to be in working condition would not, individually or in the aggregate, have a Material Adverse Effect.
     (s) All Tax returns required to be filed by the Company and each of its Subsidiaries have been filed, except where the failure to file any such Tax returns would not be reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or where valid extensions have been granted, and all such returns that have been filed are true, complete, and correct in all material respects. Except as disclosed in the Offering Circular, all material Taxes that are due from the Company and its Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles of the United States, consistently applied (“GAAP”). Except as disclosed in the Offering Circular, there are no actual or proposed Tax assessments the Company or any of its Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and its Subsidiaries in respect of any material Tax liability for any taxable period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term “Tax” and ‘Taxes” shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including, without limitation, any interest, additions to tax, or penalties applicable thereto.
     (t) Each of the Company and its Subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property”) necessary for the conduct of its businesses and, as of the Closing Date, will be free and clear of all Liens, other than Permitted Liens and liens under the Existing Credit Agreement. Neither the Company nor any of its Subsidiaries have received any written claims or notices of any potential claim asserted by any person challenging the use of any such Intellectual Property by any of the Company or any of its Subsidiaries or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto and neither the Company nor any Subsidiary have any knowledge of any facts or circumstances that would reasonably be expected to result in any such claim or potential claim. There is no valid basis for any such claim, other than any claims that would not, individually or in the aggregate, have a Material Adverse Effect. The use of such Intellectual Property by the Company or any of its Subsidiaries will not infringe on the Intellectual Property rights of any other person in any manner that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
     (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management’s general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.
Purchase Agreement

     (v) The audited consolidated financial statements and related notes of the ATX Entities and the Company and its consolidated Subsidiaries contained in the Time of Sale Circular and the Final Offering Circular (the “Financial Statements”) present fairly in all material respects the financial position, results of operations and cash flows of the ATX Entities and the Company and its consolidated Subsidiaries, as applicable, and as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP. The historical financial data set forth under “Summary Consolidated Financial and Other Data” and “Selected Consolidated Financial Data” included in the Time of Sale Circular and the Final Offering Circular have been prepared on a basis consistent with that of the Financial Statements of the Company and its consolidated Subsidiaries and present fairly in all material; respects the financial position and results of operations of the Company and its consolidated Subsidiaries as of the respective dates and for the respective periods indicated. Nothing has come to the attention of the Company or its Subsidiaries that has caused such person to believe that the statistical and market and industry-related data included in the Time of Sale Circular and the Final Offering Circular are not based on or derived from sources that the Company believes to be reliable and accurate.
     (w) The pro forma financial information and the related notes of the Company and its Subsidiaries set forth in the Time of Sale Circular and the Final Offering Circular include assumptions that were made in good faith and provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein. The related pro forma adjustments give appropriate effect to those assumptions reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial data included in the Time of Sale Circular and the Final Offering Circular. The pro forma financial data set forth under “Summary Consolidated Financial and Other Data,” “Selected Consolidated Financial Data” and “Pro Forma Condensed Consolidated Financial Data” in the Time of Sale Circular and the Final Offering Circular comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act (except with respect to pro forma financial data for the twelve months ended March 31, 2006 and the twelve months ended June 30, 2006) and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.
     (x) Subsequent to the respective dates as of which information is given in the Time of Sale Circular and the Final Offering Circular, except as disclosed in the Time of Sale Circular or the Final Offering Circular, (i) neither the Company nor any of its Subsidiaries have incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, or has entered into any transactions not in the ordinary course of business and (ii) there has not been any material decrease in the Capital Stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company and its Subsidiaries, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company. There has not been any material adverse change in the properties, business, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or to the ATX Entities taken as a whole with the Company and its Subsidiaries (each of clauses (i) and (ii) in the immediately preceding sentence and the events in this sentence, a “Material Adverse Change”), since December 31, 2005.
     (y) No “nationally recognized statistical rating organization” (as such term is defined for purposes of Rule 436(g)(2) under the Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company retaining any rating assigned to the Company or any of its Subsidiaries or to any securities of the Company or any of its Subsidiaries, or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of the Company or any of its Subsidiaries or any securities of the Company or any of its Subsidiaries.
Purchase Agreement

     (z) All indebtedness represented by the Notes is being incurred for proper purposes and in good faith. On the Closing Date, each of the Company and the Initial Guarantors and upon the consummation of the Acquisition, each of the ATX Guarantors (i) will be solvent, (ii) will have sufficient capital with which to conduct the business it is presently conducting and presently anticipates conducting and (iii) will be able to pay its debts as they mature.
     (aa) Except as disclosed in the Time of Sale Circular or the Final Offering Circular and as it relates to the Initial Purchaser, the Company has not and, to its knowledge after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes, or (iii) except as disclosed in the Time of Sale Circular or the Final Offering Circular, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
     (bb) Without limiting any provision herein, no registration under the Act and no qualification of the Indenture under the TIA is required for the sale of the Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or Accredited Investors or non-U.S. persons and (ii) the accuracy of the Initial Purchaser’s representations contained herein regarding the absence of general solicitation in connection with the sale of the Notes to the Initial Purchaser and in the Exempt Resales.
     (cc) The Notes are eligible for resale pursuant to Rule 144A under the Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company of the same class as the Notes have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof.
     (dd) Neither the Company nor any of its Affiliates or, to the Company’s knowledge, other persons acting on behalf of the Company have offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, each Affiliate of the Company and each other person acting on behalf of the Company have complied with and will implement the “offering restrictions” within the meaning of such Rule 902; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchaser.
     (ee) Each of the Company, its Subsidiaries and each ERISA Affiliate thereof has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA which the Company, its Subsidiaries and any ERISA Affiliate thereof sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Code (as defined below). None of the Company, its Subsidiaries or any ERISA Affiliate thereof has incurred any material unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. “ERISA Affiliate” means, with respect to an entity or any other corporation, trade or business that is, required to be treated as a single employer with such entity under Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”).
Purchase Agreement

     (ff) (i) Except as disclosed in the Time of Sale Circular or the Final Offering Circular, neither the Company nor any of its Subsidiaries are party to or bound by any collective bargaining agreement with any labor organization; (ii) there is no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and, to the knowledge of the Company after due inquiry, no union organizing activities are taking place; (iii) to the Company’s knowledge, no union organizing or decertification efforts are underway or threatened against the Company or any of its Subsidiaries; (iv) no labor strike, work stoppage, slowdown, or other material labor dispute is pending against the Company or any of its Subsidiaries, or, to the knowledge of the Company and its Subsidiaries, is threatened against the Company or any of its Subsidiaries; (v) there is no worker’s compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (vi) to the knowledge of the Company there is no threatened or pending liability against the Company or any of its Subsidiaries pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended (“WARN”), or any similar state or local law; (vii) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim, or inquiry of any kind, pending against, to the Company’s knowledge, the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect; (viii) to the knowledge of the Company no employee or agent of the Company or any of its Subsidiaries has committed any act or omission giving rise to liability for any violation identified in subsection (vi) and (vii) above, other than such acts or omissions that would not, individually or in the aggregate, have a Material Adverse Effect; and (ix) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreements that is contrary to the express terms of any applicable collective bargaining agreement.
     (gg) None of the transactions contemplated in the Documents or the application by the Company or any of its Subsidiaries of the proceeds of the Notes will violate or result in a violation of Section 7 of the Exchange Act, (including, without limitation, Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).
     (hh) None of the ATX Entities, the Company or any of its Subsidiaries is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and none of the ATX Entities, the Company or any of its Subsidiaries is or, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Time of Sale Circular or the Final Offering Circular, will be an “investment company” as defined in the Investment Company Act.
     (ii) Other than Deutsche Bank Securities Inc. pursuant to that certain engagement letter dated as of September 14, 2005, as modified on June 8, 2006, none of the ATX Entities, the Company or any of its Subsidiaries has engaged any broker, finder, commission agent or other person (other than the Initial Purchaser and its affiliates) in connection with the Offering or any of the transactions contemplated in the Documents, and none of the ATX Entities, the Company or any of its Subsidiaries is under any obligation to pay any broker’s fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchaser and its affiliates).
     (jj) Except as disclosed in the Time of Sale Circular and the Final Offering Circular, each of the Company and its Subsidiaries (i) is in compliance with all applicable foreign, Federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct their respective businesses and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes,
Purchase Agreement

pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Except as disclosed in the Time of Sale Circular or the Final Offering Circular, neither the Company nor any of its Subsidiaries have been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.
     (kk) As of the Closing Date (and after giving effect to the termination of the Existing Credit Agreement and except as set forth under the New Credit Agreement and the Indenture), there will be no encumbrances or restrictions on the ability of any Subsidiary of the Company (x) to pay dividends or make other distributions on such Subsidiary’s Capital Stock or to pay any indebtedness to the Company or any other Subsidiary of the Company, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary of the Company or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company.
     (ll) Each certificate signed by any officer of the Company, or any Subsidiary thereof pursuant to Section 7(g) hereof, delivered to the Initial Purchaser shall be deemed a representation and warranty by the Company or any such Subsidiary thereof (and not individually by such officer) to the Initial Purchaser with respect to the matters covered thereby.
     (mm) Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. All policies of insurance insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any such Subsidiary have been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.
     (nn) (a) Upon:
     (i) execution and delivery of the Collateral Agreements by the Company, the Guarantors and, except in the case of the Escrow Agreement, the Collateral Agent (and in the case of the Escrow Agreement, the Escrow Agent and the Trustee); and
(ii)	(A) the crediting of any financial assets (as defined in the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”)) to a securities account (as defined in the New York UCC) of the Company (other than the Escrow Account) or any Guarantor that is the subject of a Control Agreement (as defined in the Security Agreement) that has been executed and delivered by the Company or such Guarantor, as the case may be, the securities intermediary identified therein and the First Priority Agent (as defined in the Intercreditor Agreement), as agent (in such capacity, the “Control Collateral Sub-Agent”) for the Collateral Agent, for the benefit of itself, the Trustee and the Holders (collectively, the “Secured Parties”) and the First Priority Lenders (as defined in the Intercreditor Agreement), the Control Collateral Sub-Agent for the
Purchase Agreement

benefit of the Secured Parties and the First Priority Lenders will have “control” (as defined in Section 8-106 of the New York UCC) over such securities account and the financial assets credited thereto. No recordation or filing need be made, and no other action need be taken, in order to perfect the Collateral Agent’s security interest in such securities account or such financial assets;
(B) the crediting of any financial assets (as defined in the New York UCC) (including the Initial Escrowed Amount) to the Escrow Account, the Trustee for the benefit of the Secured Parties will have “control” (as defined in Section 8-106 of the New York UCC) over the Escrow Account and the financial assets credited thereto. No recordation or filing need be made, and no other action need be taken, in order to perfect the Trustee’s security interest in the Escrow Account or such financial assets;
(C) the execution and delivery of each Control Agreement (as defined in the Security Agreement) relating to any deposit account (as defined in the New York UCC) of the Company or any Guarantor, by the Company or such Guarantor, as the case may be, the depositary identified therein and the Control Collateral Sub-Agent, the Control Collateral Sub-Agent for the benefit of the Secured Parties and the First Priority Lenders will have “control” (as defined in Section 9-104(a) of the New York UCC) over such deposit account and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments held therein. No recordation or filing need be made, and no other action need be taken, in order to perfect the Collateral Agent’s security interest in such deposit accounts; and
(D) the filing of appropriately completed Uniform Commercial Code Form UCC-1 financing statements (the “Financing Statements”) naming the Company and the Guarantors as debtors and the Collateral Agent as the secured party in the appropriate filing offices listed on Schedule III attached hereto, together with the payment of the requisite filing fees related thereto, the security interest of (1) the Collateral Agent in the Collateral (as defined in the Collateral Agreements) (other than the Escrow Account and the financial assets credited thereto) will be a valid and enforceable perfected security interest in the Collateral that can be perfected by control in accordance with Section 8-106 or 9-104 of the New York UCC or by the filing of a financing statement under Article 9 of the New York UCC, which security interest will be superior to and prior to the rights of all third persons other than the First Priority Lenders to the extent provided in the Intercreditor Agreement and other holders of Permitted Liens and (2) the Trustee in the Escrow Account and the financial assets credited thereto will be a valid and enforceable perfected security interest, which security interest will be (after giving effect to the Repayments and the release of liens in connection therewith) superior to and prior to the rights of all third persons.
     (b) As of the Closing Date (after giving effect to the termination of the Existing Credit Agreement and the release of liens in connection therewith), except with respect to Permitted Liens and Liens created under the Documents, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of the Company or the Guarantors or any rights thereunder.
Purchase Agreement

     (oo) To the knowledge of the Company, Ernst & Young LLP (“E&Y”) and PricewaterhouseCoopers LLP (“PWC”), the accountants who have audited the Financial statements of the Company and ATX, respectively, included as part of the Time of Sale Circular and the Final Offering Circular, are independent certified public accountants with respect to the Company and ATX, respectively, under Rule 101 of the AICPA’s code of professional conduct and its interpretations and rulings, during the periods covered by the Financial statements on which they reported included in the Time of Sale Circular.
     (pp) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Acquisition Agreement. The Acquisition Agreement has been duly and validly authorized by the Company, constitutes a legal, valid and binding obligation of the Company and is in full force and effect. The representations and warranties contained in the Acquisition Agreement are true as of the date made therein to the extent qualified therein. The Acquisition Agreement conforms in all material respects to the descriptions thereof in the Time of Sale Circular and the Final Offering Circular.
     (qq) Assuming that the Acquisition had occurred on the Closing Date, the only Subsidiaries of the Company that would constitute Immaterial Subsidiaries on such date would be the Specified Immaterial Subsidiaries, and neither the aggregate fair market value of assets nor the aggregate total revenues for the most recent 12-month period of all of the Specified Immaterial Subsidiaries exceeds $1,000,000 or $1,000,000, respectively.
     5. Covenants of the Company. The Company, on behalf of itself and its Subsidiaries, hereby agrees:
     (a) To (i) advise the Initial Purchaser promptly after obtaining knowledge of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Time of Sale Circular, any Offering Circular or any Supplemental Offering Material untrue or that requires the making of any additions to or changes in the Time of Sale Circular or the Final Offering Circular in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.
     (b) To (i) furnish the Initial Purchaser, without charge, as many copies of the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, (ii) promptly prepare the Pricing Supplement, in form and substance satisfactory to the Initial Purchaser, and to furnish to the Initial Purchaser many copies of the Pricing Supplement as the Initial Purchaser may reasonably request and (iii) promptly prepare, upon the Initial Purchaser’s reasonable request, any amendment or supplement to the Final Offering Circular that the Initial Purchaser and the Company, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of the Preliminary Offering Circular and the Final Offering Circular, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales).
Purchase Agreement

     (c) Not to amend or supplement the Final Offering Circular prior to the Closing Date unless the Initial Purchaser shall previously have been advised thereof and shall have provided a written consent thereto, which consent shall not be unreasonably withheld. The Company represents and agrees that, unless it obtains the prior consent of the Initial Purchaser, it has not made and will not make any offer relating to the Notes by means of any Supplemental Offering Materials.
     (d) So long as the Initial Purchaser shall hold any of the Notes, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Final Offering Circular in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Final Offering Circular to comply with Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser, as evidenced by its written consent thereto, which consent shall not be unreasonably withheld) so that (A) as so amended or supplemented, the Final Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Final Offering Circular will comply with Applicable Law and (ii) if in the reasonable judgment of the Company or the Initial Purchaser it becomes necessary or advisable to amend or supplement the Final Offering Circular so that the Final Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Act, to prepare an appropriate amendment or supplement to the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser, as evidenced by its written consent thereto, which consent shall not be unreasonably withheld) so that the Final Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.
     (e) To cooperate with the Initial Purchaser and the Initial Purchaser’s counsel in connection with the qualification of the Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and continue such qualification in effect so long as reasonably required for Exempt Resales.
     (f) Whether or not the Offering or any of the transactions contemplated under the Documents are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incidental to and in connection with: (A) the preparation, printing and distribution of the Time of Sale Circular, any Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), any Supplemental Offering Material and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the preparation, issuance and delivery of the Notes, (C) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Initial Purchaser’s counsel relating to such registration or qualification), (D) furnishing such copies of the Time of Sale Circular, any Offering Circular and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchaser and (E) the performance of the Company’s obligations under the Registration Rights Agreement, including but not limited to the Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement as set forth in the Registration Rights Agreement, (ii) all reasonable fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all expenses and listing fees in connection with the application for quotation of the Notes on the Private Offerings, Resales and Trading Automated Linkages (“PORTAL”) market, (iv) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for “book-entry” transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and the Collateral Agent and all sub-collateral agents, (vii) all fees and expenses in connection with the creation
Purchase Agreement

and perfection of the security interests under each of the Collateral Agreements (including, without limitation, filing and recording fees, search fees, taxes and costs of title policies) and (viii) all fees and expenses of the Escrow Agent and the Escrow Agent’s counsel in connection with the Escrow Agreement and the Escrow Account. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied (other than pursuant to Section 7(e)), because this Agreement is terminated pursuant to Section 9(a), (b) or (c) hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than in each such case solely by reason of a default by the Initial Purchaser on its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser in cash upon demand for all fees, disbursements and out-of-pocket expenses (including fees, disbursements and charges of Mayer, Brown, Rowe & Maw LLP, counsel for the Initial Purchaser) to be paid in cash that shall have been incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Notes. Notwithstanding anything to the contrary in this clause (f), the Company will not be required to reimburse any out-of-pocket expenses of the Initial Purchaser if (i) the offer and sale of the Notes is consummated and the Initial Purchaser has acted in its capacity as such or (ii) the Initial Purchaser terminates this Agreement other than as a result of the Company failure to satisfy the conditions set forth in Section 7.
     (g) To use the proceeds of the Offering in the manner described in the Time of Sale Circular under the caption “Use of Proceeds.”
     (h) Not to, and to ensure that no “affiliate” (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser or to the Subsequent Purchasers of the Notes.
     (i) For so long as any of the Notes remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request to any owner of the Notes in connection with any sale thereof and any prospective Subsequent Purchasers of such Notes from such owner, the information required by Rule 144A(d)(4) under the Act.
     (j) To comply with the representation letter of the Company to DTC relating to the approval of the Notes by DTC for “book entry” transfer.
     (k) To use its reasonable best efforts to effect the inclusion of the Notes in PORTAL and to use its reasonable best efforts to maintain the listing of the Notes on PORTAL for so long as the Notes are outstanding.
     (1) For so long as the Initial Purchaser shall hold any of the Notes, to furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed.
     (m) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Notes other than the Time of Sale Circular, any Offering Circular and any amendments and supplements to the Final Offering Circular prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Notes by means of any
Purchase Agreement

form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.
     (n) During the two year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), to not, and to not permit any current or future Subsidiaries of either the Company or any other “affiliates” (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the Notes which constitute “restricted securities” under Rule 144 that have been reacquired by the Company, any current or future Subsidiaries of the Company or any other “affiliates” (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.
     (o) To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Notes or the sale thereof to the Initial Purchaser.
     (p) To obtain the Financing Approvals; provided, however, the failure to obtain, as of the Closing Date, the Financing Approvals from jurisdictions from which the Company derived in the aggregate less than 8% of its total revenues during the fiscal quarter ended March 31, 2006 shall not result in a default of this covenant; provided further, however, that the immediately preceding proviso shall not relieve the Company nor any Guarantor from obtaining the Financing Approvals following the Closing Date.
     (q) Concurrent with the consummation of the Acquisition, the Company shall cause the ATX Guarantors to (a) become a party to each of this Agreement and the Registration Rights Agreement as Guarantors by executing and delivering a joinder agreement in the form of Exhibit A hereto to the Initial Purchaser and (ii) become Guarantors under the Indenture.
     6. Representations and Warranties of the Initial Purchaser; Resales by the Initial Purchaser. The Initial Purchaser represents, warrants and agrees with the Company that:
     (a) It is a QIB and an Accredited Investor and it will offer the Notes for resale only upon the terms and conditions set forth in this Agreement and in the Final Offering Circular.
     (b) It is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction. In connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer and sell the Notes only to, (A) persons reasonably believed by the Initial Purchaser to be QIBs or (B) persons reasonably believed by the Initial Purchaser to be Accredited Investors or (C) non-U.S. persons reasonably believed by the Initial Purchaser to be a purchaser referred to in Regulation S under the Act; provided, however, that in purchasing such Notes, such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Final Offering Circular. In connection with any offers or sales of the Notes to non-U.S. persons:
     (i) The Notes have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Act or pursuant to another exemption from the registration requirements of the Act.
     (ii) It has offered the Notes, and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of
Purchase Agreement

the offering and the Closing Date (the “Distribution Compliance Period”), only in accordance with Rule 903 of Regulation S under the Act or as otherwise permitted under this Section 6. Accordingly, neither it, its affiliates nor any persons acting on its or their behalf, has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. It agrees that at or prior to confirmation of sale of Notes to persons outside the U.S., it will send to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Distribution Compliance Period a confirmation or notice stating that such purchaser is subject to the same restrictions on offers or sales as set forth in this Section 6.
     (iii) It will not offer, sell or deliver any of the Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Notes in such jurisdictions; and
     (iv) It understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.
     (c) No form of general solicitation or general advertising in violation of the Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Notes to be sold in reliance on Regulation S, by means of any directed selling efforts be made by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.
     (d) The Initial Purchaser will deliver to each Subsequent Purchaser of the Notes, in connection with its original distribution of the Notes, a copy of the Final Offering Circular, as amended and supplemented at the date of such delivery.
     7. Conditions. The obligation of the Initial Purchaser to purchase the Notes under this Agreement is subject to the satisfaction of each of the following conditions or waiver thereof by the Initial Purchaser:
     (a) All the representations and warranties of the Company and its Subsidiaries contained in this Agreement and in each of the Documents shall be true and correct in all material respects as of the date hereof and at the Closing Date except for (i) representations and warranties which speak as of an earlier date which shall be true and correct as of such earlier date and (ii) representations and warranties qualified by materiality or Material Adverse Effect which shall be true and correct in all respects. On or prior to the Closing Date, the Company and each other party to the Documents (other than the Initial Purchaser) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied in all material respects with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, have a Material Adverse Effect).
     (b) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the Offering or any of the transactions contemplated under the Documents; and no stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company after due inquiry, be pending or contemplated as of the Closing Date.
Purchase Agreement

     (c) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of the Offering or any of the transactions contemplated under the Documents. No Proceeding shall be pending or, to the knowledge of the Company after due inquiry, threatened other than Proceedings that (A) if adversely determined would not, individually or in the aggregate, adversely affect the issuance or marketability of the Notes, and (B) would not, individually or in the aggregate, have a Material Adverse Effect, except as disclosed in the Final Offering Circular.
     (d) Subsequent to the respective dates as of which data and information is given in the Time of Sale Circular and the Final Offering Circular, there shall not have been any Material Adverse Change.
     (e) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.
     (f) The Initial Purchaser shall have received on the Closing Date:
     (i) certificates dated the Closing Date, signed by (1) the Chief Executive Officer and (2) the principal financial or accounting officer of the Company, on behalf of the Company (and not the officer’s individual capacity), to (a) the effect of the statements set forth in Section 7(a)(i) hereto, (b) at the Closing Date or since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), other than as disclosed in the Final Offering Circular or contemplated hereby, no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect, (c) since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), other than as disclosed in the Final Offering Circular or contemplated hereby, none of the Company, any of its Subsidiaries or to the Company’s knowledge, the ATX Entities has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company, its Subsidiaries and the ATX Entities taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations of the Company, its Subsidiaries and the ATX Entities, taken as a whole, and there has not been any change in the Capital Stock or long-term indebtedness of the Company or any of its Subsidiaries or, to the Company’s knowledge, the ATX Entities that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company, its Subsidiaries and the ATX Entities, taken as a whole and (d) the sale of the Notes has not been enjoined (temporarily or permanently).
     (ii) a certificate, dated the Closing Date, executed by the Secretary of the Company and the Guarantors, certifying as to the Charter Documents and certain actions relating to the
Purchase Agreement

offering and sale of the Notes and the Transactions and such matters as the Initial Purchaser may reasonably request.
     (iii) a certificate of solvency, dated the Closing Date, executed by the principal financial or accounting officer of the Company substantially in a form satisfactory to the Initial Purchaser.
     (iv) the opinion, dated the Closing Date, of Willkie Farr & Gallagher LLP, counsel to the Company and the Guarantors substantially in the form attached hereto as Exhibit B.
     (v) the opinion, dated the Closing Date, of Virginia counsel to the Company and the Guarantors substantially in form attached hereto as Exhibit C.
     (vi) the opinion, dated the Closing Date, of Connecticut counsel to the Company and the Guarantors substantially in the form attached hereto as Exhibit D.
     (vii) the opinion, dated the Closing Date, of Charles H. Hunter, Esq., General Counsel of the Company substantially in the form attached hereto as Exhibit E.
     (viii) an opinion, dated the Closing Date, of Mayer, Brown, Rowe & Maw LLP, counsel to the Initial Purchaser, in form satisfactory to the Initial Purchaser covering such matters as are customarily covered in such opinions.
     (g) The Initial Purchaser shall have received from E&Y, independent public accountants under the standards established by the American Institute of Certified Public Accountants, with respect to the Company, (A) a customary comfort letter, dated the date of this Agreement, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Final Offering Circular, and (B) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that E&Y reaffirms the statements made in its letter furnished pursuant to clause (A).
     (h) The Initial Purchaser shall have received from PWC, independent public accountants under the standards established by the American Institute of Certified Public Accountants with respect to ATX (A) a customary comfort letter, dated the date of hereof, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Final Offering Circular, and (B) a customary “bring down” comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that PWC reaffirms the statements made in its letter furnished pursuant to clause (A).
     (i) The Initial Purchaser shall have received from PWC, independent public accountants under the standards established by the American Institute of Certified Public Accountants, with respect to the Company, (A) a customary comfort letter, dated the date of this Agreement, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Final Offering Circular, and (B) a customary comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that PWC reaffirms the statements made in its letter furnished pursuant to clause (A).
     (j) Each of the Documents shall have been executed and delivered by all parties thereto.
Purchase Agreement

     (k) The Initial Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Offering or any transaction contemplated in the Documents (other than the ATX Acquisition).
     (l) The Initial Purchaser shall have received the Final Offering Circular, and the terms of each Document shall conform in all material respects to the description thereof in the Time of Sale Circular.
     (m) The New Credit Agreement shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a true and correct copy such document which shall be in form and substance reasonably satisfactory to the Initial Purchaser. No loans shall have been borrowed under the New Credit Agreement on the Closing Date.
     (n) (i) The Initial Purchaser shall have received prior to or contemporaneously with the Closing a payoff letter from the administrative agent under the Existing Credit Agreement and a payoff letter from the administrative agent under the Note Purchase Agreement evidencing repayment of certain indebtedness under the senior unsecured subordinated notes due 2009 and the satisfaction of all other indebtedness under the Company’s senior unsecured subordinated notes due 2007 and 2009 as a result of the Conversion.
     (o) None of the parties to any of the Documents are in breach or default in any material respect under their respective obligations thereunder.
     (p) The Collateral Agent shall have received on the Closing Date:
     (i) appropriately completed copies of Uniform Commercial Code financing statements naming the Company and the Guarantors as debtors and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent and its counsel, desirable to perfect the security interests of the Collateral Agent pursuant to the Security Agreement;
     (ii) except as agreed to by the Collateral Agent, appropriately completed copies of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any Person in any collateral described in any Security Agreement previously granted by any Person;
     (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Company (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Collateral Agreement, other than such financing statements that evidence Permitted Liens);
     (iv) such other approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent; and
     (v) the Collateral Agent and its counsel shall be satisfied that, concurrent with the purchase of the Notes hereunder by the Initial Purchaser, (i) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties in the collateral described above is of the priority
Purchase Agreement

described in the Final Offering Circular; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to a Collateral Agreement, in each case subject to the Permitted Liens.
     (q) All information certified to by an officer of the Company in the perfection certificate of the Company and by an officer of ATX in the perfection certificate of ATX, to be dated as of the Closing shall be true and correct in all material respects as of the Closing Date.
     (r) The Company and the Guarantors shall have received all necessary governmental, shareholder and third-party approvals and consents necessary in connection with the Transactions and the other transactions contemplated by the Offering Circular (other than the receipt of the ATX Approvals) shall have been obtained and shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken by any applicable authority that would restrain, prevent or otherwise impose adverse conditions on such Transactions or the financing thereof; provided, however, that with respect to governmental approvals, this requirement shall apply only to approval from jurisdictions the Financing Approvals from jurisdictions from which the Company derived in the aggregate at least 92% of its total revenues during the fiscal quarter ended March 31, 2006. The ATX Approvals shall have been applied for without any action being taken by any applicable authority that would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof.
     8. Indemnification and Contribution.
     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which, jointly or severally, the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:
     (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Circular, any Offering Circular or any amendment or supplement thereto or any Supplemental Offering Materials; or
     (ii) the omission or alleged omission to state, in the Time of Sale Circular, any Offering Circular or any amendment or supplement thereto or any Supplemental Offering Materials, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
including any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under Sections 5(b) and 5(c), and, subject to the provisions hereof, will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, neither the Company nor the Guarantors will be liable in any such case to the extent (but only to the extent) that any such loss, claim, damage or liability is finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in any the Time of Sale Circular, any Offering Circular or any amendment or supplement thereto or any Supplemental Offering Materials in reliance upon and in conformity with the Initial
Purchase Agreement

Purchaser Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties.
     (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, the Guarantors, and their respective directors, officers and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities of any kind to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Circular, any Offering Circular or any amendment or supplement thereto or any Supplemental Offering Materials or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Timing of Sale Circular, any Offering Circular or any amendment or supplement thereto or any Supplemental Offering Materials or necessary to make the statements therein not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Initial Purchaser Information; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or the Guarantors or any of their respective directors, officers or controlling persons in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to such indemnified parties.
     (c) As promptly as reasonably practical after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly, with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have
Purchase Agreement

employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 8 or the Company or the Guarantors in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.
     (d) No indemnifying party shall be liable under this Section 8 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action is settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party, jointly and severally, agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.
     (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses; claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company or the Guarantors, on the one hand, and the Initial Purchaser, on the other, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts, commissions and fees received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchaser, on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.
Purchase Agreement

     (f) The Company, the Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph (e). Notwithstanding any other provision of this Section 8, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions, fees and other compensation received by the Initial Purchaser under this Agreement less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (e), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director and officer of the Company or the Guarantors and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.
     9. Termination. The Initial Purchaser may terminate this Agreement at any time on or prior to the Closing Date by written notice to the Company if any of the following has occurred:
     (a) since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Initial Purchaser’s reasonable judgment, be expected to (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular, or (ii) materially impair the investment quality of any of the Notes;
     (b) the failure of the Company to satisfy the conditions contained in Section 7 hereof on or prior to the Closing Date;
     (c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Initial Purchaser’s sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular or to enforce contracts for the sale of any of the Notes;
     (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;
     (e) any securities of the Company shall have been downgraded or placed on any “watch list” for possible downgrading by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Act; or
     (f) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs
Purchase Agreement

that in the Initial Purchaser’s opinion could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.
     10. Survival of Representations and Indemnities. The respective representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, of the Company and the Guarantors set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, (ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement.
     11. Information Supplied by the Initial Purchaser. The name of the Initial Purchaser set forth on the front and back cover and under the heading “Plan of Distribution” of the Preliminary Offering Circular and the Final Offering Circular and the statements set forth in: (i) the fourth full paragraph on page ii regarding stabilization by the Initial Purchaser, (ii) (A) the second sentence of the third paragraph, (B) the second and third sentences of the sixth paragraph (C) the seventh paragraph and (D) the second sentence in the ninth paragraph under the heading “Plan of Distribution” in the Offering Circular (to the extent such statements relate to the Initial Purchaser) (the “Initial Purchaser Information”) constitute the only information furnished by the Initial Purchaser as to itself to the Company or its Subsidiaries for the purposes of Sections 4(a) and 8 hereof.
     12. Miscellaneous.
     (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: Broadview Networks Holdings, Inc., 800 Westchester Avenue, Ste. N501, Rye Brook, NY 10573, Attention: Charles C. Hunter, Esq. with a copy to: Willkie Farr & Gallagher LLP 787 Seventh Avenue, New York, New York 10019, Attention: Cristopher Greer, Esq. and (ii) if to the Initial Purchaser, to: Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, New York 10022, Attention: Lloyd Feller, Esq., with a copy to: Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019-5820, Attention: Ronald S. Brody, Esq. (or in any case to such other address as the person to be notified may have requested in writing).
     (b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser and, to the extent provided in Section 8 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase.
     (c) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     (d) EACH OF THE COMPANY AND THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS
Purchase Agreement

AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE INITIAL PURCHASER AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
     (e) This Agreement may be signed in various counterparts (including by facsimile) which together shall constitute one and the same instrument.
     (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
     (h) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto. This Agreement and the Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement supersedes in full all previous oral or written agreements between the parties with respect to the subject matter hereof. There are no oral or written collateral representations, agreements, or understandings except as provided herein.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Purchase Agreement

     Please confirm that the foregoing correctly sets forth the agreement between the Company, the Guarantors and the Initial Purchaser.

Very truly yours, BROADVIEW NETWORKS HOLDINGS, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

GUARANTORS: BRIDGECOM HOLDINGS, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BRIDGECOM INTERNATIONAL, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BRIDGECOM SOLUTIONS GROUP, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

TRUCOM CORPORATION
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

OPEN SUPPORT SYSTEMS, LLC
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BROADVIEW NP ACQUISITION CORP.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BROADVIEW NETWORKS, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BROADVIEW NETWORKS OF MASSACHUSETTS, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BROADVIEW NETWORKS OF VIRGINIA, INC.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

BV-BC ACQUISITION CORP.
By:	/s/ Charles C. Hunter
	Name:	Charles C. Hunter
	Title:	EVP & General Counsel

Accepted and Agreed to: JEFFERIES & COMPANY, INC.
By:	/s/ Craig Zaph
	Name:	Craig Zaph
	Title:	Managing Director

Purchase Agreement

S-4

EXHIBIT A
FORM OF JOINDER AGREEMENT
[Date]
     Pursuant to Section 5(q) of the purchase agreement dated August 15, 2006, among Broadview Networks Holdings, Inc. (“Broadview”), the Guarantors party thereto and Jefferies & Company, Inc., as Initial Purchaser (the “Purchase Agreement”), such section being an inducement to the Initial Purchaser to execute said Purchase Agreement, the undersigned hereby execute this Joinder Agreement, whereby each of the undersigned agrees, on a joint and several basis, to accede to the terms of the Purchase Agreement and the Registration Rights Agreement dated as of August 23, 2006 among Broadview, the guarantors party thereto and Jefferies & Company, Inc. (the “Registration Rights Agreement”), and undertake to perform, on a joint and several basis, the obligations of Broadview, and each of the Guarantors set forth in the Purchase Agreement and the Registration Rights Agreement, as though the undersigned had entered into the Purchase Agreement and the Registration Rights Agreement on August 15, 2006 and August 23, 2006, respectively. Each of the undersigned agrees that such obligations include, without limitation, (a) making to the Purchasers on the Closing Date all of the representations and warranties of Broadview and the Guarantors contained in the Purchase Agreement with the same force and effect as if made by the Company and the Guarantors on and as of the date of the Purchase Agreement and the Closing Date, (b) their assumption of the obligations of the Guarantors to perform and comply with all of the agreements contained in the Purchase Agreement and the Registration Rights Agreement, and (c) their assumption, to the same extent as set forth therein but on a joint and several basis, of Guarantors’ indemnification and other obligations in Section 8 of the Purchase Agreement and Section 8 of the Registration Rights Agreement.
[Signatures follow]

Ex. A-1	Purchase Agreement

ATX COMMUNICATIONS, INC.
By:
Name:
Title:

CORE-COMM-ATX, INC.
By:
Name:
Title:

ATX LEASING, INC.
By:
Name:
Title:

ATX TELECOMMUNICATION SERVICES OF VA, LLC
By:
Name:
Title:

CORECOMM SERVICES, LLC
By:
Name:
Title:

CORECOMM COMMUNICATIONS, LLC
By:
Name:
Title:

S-2	Purchase Agreement

CCL HISTORICAL, INC.
By:
Name:
Title:

CORECOMM NEWCO, INC.
By:
Name:
Title:

FCC HOLDCO I, INC.
By:
Name:
Title:

CORECOMM-VOYAGER, INC.
By:
Name:
Title:

CORECOMM INTERNET GROUP, INC.
By:
Name:
Title:

S-3	Purchase Agreement

EXHIBIT B
SUMMARY PRICING SHEET

Confidential — Summary of Final Terms	$210,000,000	August 15, 2006
11 3/8% Senior Secured Notes due 2012

Issuer	Broadview Networks Holdings, Inc.

Security Description	Senior Secured Notes.
Distribution	144A / Al / Regulation S — with registration rights.

Principal Amount	$210,000,000.
Gross Proceeds	$210,000,000.

Coupon	11 3/8%.
Maturity Date	September 1, 2012.

Issue Price	100%.
Yield to Maturity	11 3/8%.
Spread to Treasury	+653 basis points.
Benchmark	4 3/8% UST due August 15, 2012.

Ratings (Moody’s / S&P)	B3/B-.

Interest Payment Dates	September 1 and March 1; beginning March 1, 2007 (long first coupon).

Call Features	Make-whole at T+50 prior to September 1, 2009. Thereafter at the following prices:

For the period below	Percentage
On or after September 1, 2009	105.688%
On or after September 1, 2010	102.844%
On or after September 1, 2011	100.000%

Equity Clawback	35% at 111.375% (before September 1, 2009).
Change of Control Call	111.375% (before September 1, 2009).
Change of Control Put	101%.
Escrow Redemption	100%.

Trade Date	Tuesday, August 15, 2006.
Settlement Date	Wednesday, August 23, 2006 (T+6).

	144A	Al	Reg S
CUSIP Numbers	111384 AA 1	111384 AB 9	U11093 AA 6

Sole Book-Running Manager	Jefferies & Company, Inc.
This summary pricing sheet relates only to the securities described above and should only be read together with the Preliminary Offering Circular, dated August 4, 2006, relating to these securities, as supplemented by the Supplement, dated August 14, 2006, to the Preliminary Offering Circular (as so supplemented, the “Preliminary Offering Circular”). Only those terms relating to the securities which could not be determined as of August 14, 2006 or that changed from the Preliminary Offering Circular are set herein; all other terms remain as disclosed in the Preliminary Offering Circular. Capitalized terms not defined herein have the meanings assigned to them in the Preliminary Offering Circular.
THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER STATE SECURITIES LAWS. UNLESS THEY ARE REGISTERED, THE NOTES MAY BE OFFERED ONLY IN TRANSACTIONS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER THE SECURITIES ACT, OR ANY OTHER STATE SECURITIES LAWS. ACCORDINGLY, THE NOTES HAVE BEEN OFFERED ONLY TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, TO NON-U.S. PERSONS OUTSIDE THE UNITED STATES UNDER REGULATIONS OF THE SECURITIES ACT AND TO A LIMITED NUMBER OF INSTITUTIONAL “ACCREDITED INVESTORS” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), OR (7) OF THE SECURITIES ACT WHO HAVE DELIVERED A LETTER IN THE FORM ATTACHED AS ANNEX A TO THE PRELIMINARY OFFERING CIRCULAR.

Ex B-1	Purchase Agreement

EXHIBIT C
FORM OF OPINIONS OF WILLKIE FARR & GALLAGHER LLP
     Set forth below are the proposed opinions to be included in the proposed form of opinion of Willkie Farr & Gallagher LLP. This Exhibit B is to be replaced with the actual form of opinion letter and it is our intent to negotiate the form of such opinion letter in its entirety (including the assumptions, qualifications and limitations to be contained therein) prior to the execution of the Purchase Agreement.
     (i) Based solely on a review of good standing certificates of the secretaries of state of the relevant jurisdiction, (i) the Delaware Parties are validly existing and in good standing under the laws of the State of Delaware, (ii) the New York Parties are validly existing and in good standing under the laws of the State of New York and (iii) Open Support Systems is validly existing and in good standing under the laws of the State of Connecticut and (iv) Broadview Virginia is validly existing, and in good standing under the laws of the Commonwealth of Virginia.
     (ii) The Subject Persons (i) based solely on a review of good standing certificates of the secretaries of state of the relevant jurisdictions, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction set forth on Annex I hereto and (ii) have all corporate power and authority necessary to carry on their businesses in which they are engaged, and to own, lease and operate their properties and assets, in each case as described in the Time of Sale Circular and the Final Offering Circular, except where the failure to be so qualified or have such power or authority would not, individually or the aggregate be reasonably expected to have a Material Adverse Effect.
     (iii) All of the outstanding shares of Capital Stock of each Initial Guarantor have been duly authorized and validly issued and are fully paid and non-assessable.
     (iv) The execution, delivery and performance of the Notes have been duly and validly authorized by the Company, and when executed and delivered in accordance with the terms of the Purchase Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will be the valid and legally binding obligations of the Company.
     (v) The execution, delivery and performance of the Guarantees have been duly and validly authorized by each of the Initial Guarantors and, when executed and delivered by each of the Initial Guarantors in accordance with the terms of the Purchase Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Guarantees by the Trustee in accordance with the Indenture), will be legal, valid and binding obligations of each of the Initial Guarantors.
     (vi) The execution, delivery and performance of the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Company, and when executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Registration Rights Agreement and the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will be the valid and legally binding obligations of the Company.
Purchase Agreement

Ex C-1

     (vii) The execution, delivery and performance of the guarantees of the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the each of the Initial Guarantors, and when executed and delivered by each Initial Guarantor in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Registration Rights Agreement and the Indenture by the Trustee and due authentication and delivery of such guarantees by the Trustee in accordance with the Indenture), will be legal, valid and binding obligations of the Initial Guarantors.
     (viii) Each of the Subject Persons has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The execution, delivery and performance of the Registration Rights Agreement have been duly and validly authorized by each of the Subject Persons. The Registration Rights Agreement has been duly and validly executed and delivered by each Subject Person and constitutes a legal, valid and binding obligation of each such Subject Person, enforceable against each such Subject Person in accordance with its terms.
     (ix) Each of the Subject Persons has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated thereby by each Delaware Subject Person have been duly and validly authorized by each such Delaware Subject Person. The Purchase Agreement has been duly and validly executed and delivered by each Delaware Subject Person.
     (x) The Indenture has been duly and validly authorized, executed and delivered by each Subject Person and constitutes a legal, valid and binding obligation of each such Subject Person, enforceable against each such Subject Person in accordance with its terms.
     (xi) Each of the Collateral Agreements has been duly and validly authorized, executed and delivered by each Subject Person party thereto and constitutes a legal, valid and binding obligation of each such Subject Person, enforceable against each such Subject Person in accordance with its terms.
     (xii) The Intercreditor Agreement has been duly and validly authorized, executed and delivered by each Subject Person and constitutes a legal, valid and binding obligation of each such Subject Person, enforceable against each such Subject Person in accordance with its terms.
     (xiii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Acquisition Agreement. The Acquisition Agreement has been duly and validly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.
     (xiv) The statements set forth under the heading “Description Of The Notes” in the Time of Sale Circular and the Final Offering Circular, insofar as such statements purport to summarize certain provisions of the Notes, the Indenture, the Collateral Agreements and the Intercreditor Agreement, provide a fair summary of such provisions in all material respects.
     (xv) The description in the Time of Sale Circular and the Final Offering Circular under the caption “Material United States Federal Income Tax Considerations,” insofar as they purport to constitute summaries of matters of law or legal conclusions with respect thereto, constitute fair summaries of such legal matters described therein in all material respects.
IRS Circular 230 Disclosure. To ensure compliance with the requirements imposed by the Internal Revenue Service, we inform you that any United States federal tax advice contained
Purchase Agreement

Ex C-2

herein does not deal with a taxpayer’s particular circumstances. Further, such advice was written in connection with the promotion, marketing or recommending of the transactions or matters described herein. This advice was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code. Taxpayers should consult their own tax advisors regarding the tax consequences to them of their own particular circumstances.
     (xvi) The descriptions in the Time of Sale Circular and the Final Offering Circular under the headings “The Transactions,” “Related Party Transactions” and “Plan of Distribution,” in each case, insofar as such descriptions constitute terms of agreements, provide fair descriptions of such terms in all material respects.
     (xvii) To our knowledge, except as disclosed in the Time of Sale Circular or the Offering Circular, there are no legal, governmental or regulatory actions, suits or proceedings pending or threatened before any New York or federal court, arbitrator or governmental or regulatory authority to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that (i) seek to restrain, enjoin, prevent the consummation of, or otherwise challenge, any of the Subject Documents or any of the transactions contemplated therein or (ii) is required to be described in the Time of Sale Circular or Final Offering Circular which is not so described.
     (xviii) No consent, approval, authorization or order of any Governmental Authority is required for the issuance and sale by the Company of the Notes to the Initial Purchaser, the execution, delivery or performance by any Subject Person of any Subject Document to which it is a party or the consummation by any Subject Person of the other transactions contemplated by the Purchase Agreement, except such (i) as have been obtained, (ii) Financing Approvals from jurisdictions from which the Company derived in the aggregate less than 8% of its total revenues during the fiscal quarter ended March 31, 2006), (iii) the ATX Approvals and (iv) such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Notes by the Initial Purchaser.
     (xix) No registration under the Act of the Notes is required in connection with the issuance and sale of the Notes to the Initial Purchaser as contemplated by the Purchase Agreement, the Time of Sale Circular and the Offering Circular or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 6 of the Purchase Agreement, and, prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA, in each case assuming (i) (A) that the purchasers who buy the Notes in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act, (B) institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or (C) that the offer or sale of the Notes is made in an offshore transaction as defined in Regulation S, (ii) the accuracy of the Initial Purchaser’s representations in Section 6 of the Purchase Agreement and those of the Company contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of the Notes to the Initial Purchaser and the initial resale thereof and (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 6 of the Purchase Agreement.
     (xx) The issuance and sale by the Company of the Notes as contemplated by the Purchase Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
     (xxi) Neither the execution, delivery or performance by any Subject Person of the Subject Documents to which it is a party nor the consummation of any transactions contemplated therein will (i)
Purchase Agreement

Ex C-3

result in any violation of the Charter Documents, (ii) conflict with or result in a breach or violation of any terms of, or constitute a default under, or result in the imposition of a Lien on any assets of any Subject Person (except for Permitted Liens and liens created under the Documents) pursuant to any agreement set forth on Annex II hereto, other than such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) result in a breach or violation of any Applicable Law (except that it is understood that is understood that no opinion is given in this paragraph with respect to the registration of the Notes under federal or state securities law or of any rule or regulation issued pursuant to any federal or state securities or state securities law), other than in the case of clauses (ii) and (iii) for such breaches, violations or defaults that would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (xxii) No Subject Person is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and no Subject Person is and, after giving effect to the offering and sale of the Notes and the application of the proceeds therefrom as described in the Final Offering Circular, will be an “investment company” (as defined in the Investment Company Act) or a subsidiary thereof.
(xxiii) (A)	The Security Agreement is effective to create in favor of the Collateral Agent a security interest (the “Article 9 Security Interest”) in the collateral described in the Security Agreement in which a security interest may be created under Article 9 of the New York UCC (such collateral, the “Article 9 Collateral”).

(B)	Upon the proper crediting of any financial assets (as defined in the New York UCC) to each securities account (as defined in the New York UCC of the Company (other than the Escrow Account) or any Guarantor that is the subject of a Securities Account Control Agreement that has been executed and delivered by the Company or such Guarantor, as the case may be, the securities intermediary identified therein and the First Priority Agent (as defined in the Intercreditor Agreement), as agent (in such capacity, the “Control Collateral Sub-Agent”) for the Collateral Agent, for the benefit of itself, the Trustee and the Holders (collectively, the “Secured Parties”) and the First Priority Lenders (as defined in the Intercreditor Agreement), the Control Collateral Sub-Agent for the benefit of the Secured Parties and the First Priority Lenders will have “control” (as defined in Section 8-106 of the New York UCC) over such securities account and in the financial assets credited thereto. No recordation or filing need be made, and no other action need be taken, in order to perfect the Collateral Agent’s security interest in such securities account or such financial assets.[1]

(C)	Upon the proper crediting of any financial assets (as defined in the New York UCC (including the Initial Escrowed Amount) to the Escrow Account, the Trustee for the benefit of Secured Parties will have “control” (as defined in Section 8-106 of the New York UCC) over the Escrow Account and in the financial assets credited thereto. No recordation or filing need be made, and no other action need be taken, in order to perfect the Trustee’s security interest in the Escrow Account or such financial assets.

[1]	To be included if any Securities Account Control Agreement is executed on the Closing Date. If so, the opinions (including local counsel opinions, where applicable) should include each such Securities Account Control Agreement as a Subject Document.
Purchase Agreement

Ex C-4

(D)	The execution and delivery of each Deposit Account Control Agreement relating to any deposit account (as defined in the New York UCC) of the Company or any Guarantor, by the Company or such Guarantor, as the case may be, the depositary identified therein and the Control Collateral Sub-Agent, the Control Collateral Sub-Agent for the benefit of the Secured Parties and the First Priority Lenders will have “control” (as defined in Section 9-104(a) of the New York UCC) over such deposit account and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments held therein. No recordation or filing need be made, and no other action need be taken, in order to perfect the Collateral Agent’s security interest in such deposit accounts.[2]

(E)	Upon the filing of the Delaware Financing Statements and the New York Financing Statements with the Secretary of State of Delaware and the Secretary of State of New York, respectively, the Article 9 Security Interest in that portion of the Article 9 Collateral in which a security interest may be perfected by the filing of a financing statement under the Delaware UCC and the New York UCC, respectively, will be perfected.
     In addition to the foregoing opinions, we advise you supplementally that we have participated in conferences with officers and other representatives of the Company, representatives of the Initial Purchaser and its counsel, and representatives of the independent registered accounting firm of the Company, at which conferences the contents of the Time of Sale Circular and the Final Offering Circular were discussed. Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Time of Sale Circular and the Offering Circular (except as and to the extent set forth in paragraphs xiv, xv, and xvi above), on the basis of the foregoing and the information disclosed to us, but without independent check and verification, and relying as to materiality on representations and statements of officers and other representatives of the Company, we confirm to you that no fact has come to our attention that has led us to believe that the Offering Circular, as of its date and at the date hereof, contained or contains any untrue statement of a material fact, or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we do not express any belief with respect to the financial statements, schedules, notes, and other financial and accounting data, included in the Offering Circular) or that the Time of Sale Circular, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we do not express any belief with respect to the financial statements, schedules, notes, and other financial and accounting data, included in the Time of Sale Circular).
Definitions: These would be worked into the preamble of the Opinion.
     Generally: Capitalized terms used herein but not defined shall have the meanings given to them in the Purchase Agreement.
     “Delaware Parties” means the Company, Bridgecom Holdings, Inc., Broadview NP Acquisition Corp., Bridgecom International, Inc., Bridgecom Solutions Group, Inc. and Broadview Networks of Massachusetts, Inc.

[2]	To be included if any Deposit Account Control Agreements is executed on the Closing Date. If so, the opinions (including local counsel opinions, where applicable) should include each such Deposit Account Control Agreement as a Subject Document.
Purchase Agreement

Ex C-5

“New York Parties” means Broadview Networks, Inc. and Trucom Corporation.
“Subject Persons” means the Company and the Initial Guarantors.
“Subject Documents” mean the following documents:
     i. the Purchase Agreement;
     ii. the Notes;
     iii. the Guarantees delivered by the Guarantors on the Closing Date;
     iv. the Exchange Notes;
     v. the guarantees of the Exchange Notes;
     vi. the Private Exchange Guarantees, if any;
     vii. the Private Exchange Notes, if any;
     viii. the Indenture, dated the date hereof, by and among the Company, the Guarantors and The Bank of New York, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”);
     ix. the Security Agreement, dated the date hereof, by and among the Company, the Guarantors and the Collateral Agent (the “Security Agreement”);
     x. the Intercreditor Agreement, dated the date hereof, among The CIT Group/Business Credit, Inc., as First Priority Agent, The Bank of New York, as Second Priority Agent, the Company and the Guarantors (the “Intercreditor Agreement”);
     xi. the Registration Rights Agreement, dated the date hereof, by and among the Initial Purchaser, the Company and the Guarantors (the “Registration Rights Agreement”);
     xii. the Escrow Agreement, among the Company, the Trustee and The Bank of New York, as escrow agent (the “Escrow Agent”);
     xiii. the Stock Purchase Agreement (the “Acquisition Agreement”), dated as of June 26, 2006, among the Company, ATX Communications, Inc., the shareholders of ATX Communications, Inc. and Leucadia National Corporation;
     xiv. the Articles of Incorporation and Bylaws (collectively, the “Charter Documents”) of the Subject Persons; and
     xv. The Uniform Commercial Code financing statements naming the Subject Persons, as applicable, as debtor and the Collateral Agent as secured party, to be filed with the Office of the Secretary of State of each of the State of New York (the “New York Financing Statements”) and the State of Delaware (the “Delaware Financing Statements”), copies of which are attached hereto as Exhibit A.
Purchase Agreement

Ex C-6

     The foregoing opinions and the views expressed below are subject to, among other things, the following assumptions, qualifications and exceptions:
          i. We express no opinion or view as to the laws of any jurisdiction other than applicable law. We do not render any opinion or view as to any matter except as specifically set forth herein.
          ii. The opinions expressed in paragraphs [ ] above as to enforceability are qualified (1) by the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (2) insofar as the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any enforcement thereof may be brought and (3) insofar as proceedings therefor may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness and an implied covenant of good faith and fair dealing. Insofar as provisions provide for indemnification, the enforcement thereof may be limited by public policy considerations.
          iii. When used in this opinion, the phrase “to our knowledge” means the actual knowledge of the attorneys within our firm who are rendering or have rendered substantive attention to matters on behalf of the Subject Parties.
          iv. When used in this opinion, the phrase “applicable law” means (a) federal laws of the United States and the laws of the State of New York, in each case of a type typically applicable to transactions of the type contemplated by the Purchase Agreement and the Subject Documents and (b) the General Corporation Law and the Limited Liability Company Act of the State of Delaware. With your approval, we have assumed that the corporate and limited liability company laws of the Commonwealth of Virginia and the State of Connecticut are the same as the General Corporation Law and Limited Liability Company Act of the State of Delaware.
          v. We express no opinion as to any provisions of the Subject Documents insofar as they relate to (1) the subject matter jurisdiction of the federal courts to adjudicate any controversy relating to the Subject Documents or (2) the waiver of defenses and the waiver of inconvenient forum.
          vi. In our examination, we have assumed the authenticity of all Company and corporate records, agreements, documents, instruments and certificates submitted to us as originals, the conformity to original documents and agreements of all documents and agreements submitted to us as conformed, certified or photostatic copies thereof and the authenticity of the originals of such conformed, certified or photostatic copies.
          vii. With your approval, we have relied upon the opinion, dated the date hereof, of (i) Charles H. Hunter, Esq., general counsel of the Company, (ii) Virginia counsel to the Company and (iii) Connecticut counsel to the Company.
Purchase Agreement

Ex C-7

ANNEX I

Initial Guarantor	Foreign Jurisdiction
Bridgecom Holdings, Inc.	New York

Bridgecom International, Inc.	Connecticut
Massachusetts
New Jersey
New York
Rhode Island

Bridgecom Solutions Group, Inc.	New York

Trucom Corporation	New Jersey

Open Support Systems, LLC	New York

Broadview NP Acquisition Corp.	Connecticut
Massachusetts
New Hampshire
New Jersey
New York
Rhode Island

Broadview Networks, Inc.	Connecticut
Massachusetts
New Hampshire
New Jersey
Rhode Island

BV-BC Acquisition Corp.	None

Broadview Networks of Massachusetts, Inc.	None

Broadview Networks of Virginia, Inc.	None
Purchase Agreement

Ex C-8

ANNEX II
The Subject Documents (excluding those listed in clauses (xiv) and (xv)
Purchase Agreement

Ex C-9

EXHIBIT D
FORM OF OPINIONS OF [     ]
     Set forth below are the proposed opinions to be included in the proposed form of opinion of [ ]. This Exhibit C is to be replaced with the actual form of opinion letter and it is our intent to negotiate the form of such opinion letter in its entirety (including the assumptions, qualifications and limitations to be contained therein) prior to the execution of the Purchase Agreement.
     1. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The execution, delivery and performance of the Registration Rights Agreement have been duly and validly authorized by Broadview Virginia. The Registration Rights Agreement has been duly executed and delivered by Broadview Virginia.
     2. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the Intercreditor Agreement. The execution, delivery and performance of the Intercreditor Agreement have been duly and validly authorized by Broadview Virginia. The Intercreditor Agreement has been duly executed and delivered by Broadview Virginia.
     3. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement. The execution, delivery and performance of the Purchase Agreement have been duly and validly authorized by Broadview Virginia. The Purchase Agreement has been duly executed and delivered by Broadview Virginia.
     4. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The execution, delivery and performance of the Indenture have been duly and validly authorized by Broadview Virginia. The Indenture has been duly executed and delivered by Broadview Virginia.
     5. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the Security Agreement. The execution, delivery and performance of the Security Agreement have been duly and validly authorized by Broadview Virginia. The Security Agreement has been duly executed and delivered by Broadview Virginia.
     6. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guarantees. The execution, delivery and performance of the Guarantees have been duly and validly authorized by Broadview Virginia. The Guarantees have been duly executed and delivered by Broadview Virginia.
     7. Broadview Virginia has all requisite corporate power and authority to execute, deliver and perform its obligations under the guarantees to the Exchange Notes. The execution, delivery and performance of the guarantees to the Exchange Notes have been duly and validly authorized by Broadview Virginia.
     8. Assuming the Security Agreement executed by Broadview Virginia creates a valid security interest in favor of the Collateral Agent (as such term is defined in the Security Agreement) for the benefit of the Secured Parties (as defined in the Security Agreement) as security for the Secured Obligations (as defined in the Security Agreement) (including, without limitation, the Guarantee of
Purchase Agreement

Ex D-1

Broadview Virginia) in the rights of Broadview Virginia in those types of collateral described therein, the Financing Statement, when filed in the Filing Office, will be effective to perfect such security interest in favor of the Collateral Agent for the benefit of the Secured Parties in and to that portion of the collateral owned by Broadview Virginia described in the Security Agreement in which a security interest can be perfected through the filing of a financing statement in the Filing Office under the VA UCC. No further action will be required in order to perfect such security interest and to preserve, protect and continue such perfection, except for the filing of periodic continuation statements with respect to the Financing Statements. To our knowledge, no mortgage, recording, registration, stamp or other similar tax or fee will be payable to any Virginia Governmental Authority under Applicable Virginia Law upon the execution, delivery, recordation, filing or performance, as the case may be, of the Financing Statements referred to in this Paragraph 14, except customary filing fees.
Definitions: These should be worked into the preamble of the Opinion.
     Generally: Capitalized terms used herein but not defined shall have the meanings given to them in the Purchase Agreement.
     (1) “Applicable Virginia Law” means those statutes, rules and regulations of the State of Virginia which, in our experience, are customarily applicable both to transactions of the type contemplated by the Documents and to general business entities which are not engaged in regulated business activities. “Applicable Virginia Law” shall not include, under any circumstances, state securities laws or “Blue Sky” laws.
     (2) “Documents” mean the following documents:
     i. the Purchase Agreement;
     ii. the Guarantees delivered by Broadview Virginia on the Closing Date;
     iii. the Indenture, dated the date hereof, by and among Broadview Networks Holdings, Inc. (“Broadview”), Broadview Virginia, the subsidiary guarantors named therein (the “Subsidiary Guarantors” and, together with Broadview, Broadview Virginia and the Subsidiary Guarantors, the “Obligors”) and The Bank of New York, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”);
     iv. the Security Agreement, dated the date hereof, by and among the Obligors and the Collateral Agent (the “Security Agreement”):
     v. the Intercreditor Agreement, dated the date hereof, among The CIT Group/Business Credit, Inc., as First Priority Agent, The Bank of New York, as Second Priority Agent, the Company and the Guarantors (the “Intercreditor Agreement”);
     vi. the Registration Rights Agreement, dated the date hereof, by and among the Initial Purchaser and the Obligors (the “Registration Rights Agreement”);
     vii. the Articles of Incorporation and Bylaws of Broadview Virginia; and
     viii. The Uniform Commercial Code financing statement (the “Financing Statement”): the form UCC1 naming Broadview Virginia as debtor and the Collateral Agent as secured party,
Purchase Agreement

Ex D-2

to be filed with the Office of the Secretary of State of the State of Virginia (the “Filing Office”), a copy of which is attached hereto as Exhibit A.
     (3) “Initial Purchaser” means Jefferies & Company, Inc.
     (4) “Virginia Governmental Authority(ies)” means the governmental and regulatory authorities, bodies, instrumentalities and agencies and courts of the State of Virginia, excluding its political subdivisions and local agencies.
     (5) “VA UCC” means the UCC as adopted and currently in effect in the State of Virginia, as published in regularly available sources.
Purchase Agreement

Ex D-3

EXHIBIT E
FORM OF OPINIONS OF [     ]
     Set forth below are the proposed opinions to be included in the proposed form of opinion of [ ]. This Exhibit D is to be replaced with the actual form of opinion letter and it is our intent to negotiate the form of such opinion letter in its entirety (including the assumptions, qualifications and limitations to be contained therein) prior to the execution of the Purchase Agreement.
     1. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The execution, delivery and performance of the Registration Rights Agreement have been duly and validly authorized by Open Support Systems. The Registration Rights Agreement has been duly executed and delivered by Open Support Systems.
     2. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the Intercreditor Agreement. The execution, delivery and performance of the Intercreditor Agreement have been duly and validly authorized by Open Support Systems. The Intercreditor Agreement has been duly executed and delivered by Open Support Systems.
     3. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement. The execution, delivery and performance of the Purchase Agreement have been duly and validly authorized by Open Support Systems. The Purchase Agreement has been duly executed and delivered by Open Support Systems.
     4. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The execution, delivery and performance of the Indenture have been duly and validly authorized by Open Support Systems. The Indenture has been duly executed and delivered by Open Support Systems.
     5. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the Security Agreement. The execution, delivery and performance of the Security Agreement have been duly and validly authorized by Open Support Systems. The Security Agreement has been duly executed and delivered by Open Support Systems.
     6. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guarantees. The execution, delivery and performance of the Guarantees have been duly and validly authorized by Open Support Systems. The Guarantees have been duly executed and delivered by Open Support Systems.
     7. Open Support Systems has all requisite corporate power and authority to execute, deliver and perform its obligations under the guarantees to the Exchange Notes. The execution, delivery and performance of the guarantees to the Exchange Notes have been duly and validly authorized by Open Support Systems.
     8. Assuming the Security Agreement executed by Open Support Systems creates a valid security interest in favor of the Collateral Agent (as such term is defined in the Security Agreement) for the benefit of the Secured Parties (as defined in the Security Agreement) as security for the Secured Obligations (as defined in the Security Agreement) (including, without limitation, the Guarantee of Open Support Systems) in the rights of Open Support Systems in those types of collateral described therein, the
Purchase Agreement

Ex E-1

Financing Statement, when filed in the Filing Office, will be effective to perfect such security interest in favor of the Collateral Agent for the benefit of the Secured Parties in and to that portion of the collateral owned by Open Support Systems described in the Security Agreement in which a security interest can be perfected through the filing of a financing statement in the Filing Office under the CT UCC. No further action will be required in order to perfect such security interest and to preserve, protect and continue such perfection, except for the filing of periodic continuation statements with respect to the Financing Statements. To our knowledge, no mortgage, recording, registration, stamp or other similar tax or fee will be payable to any Connecticut Governmental Authority under Applicable Connecticut Law upon the execution, delivery, recordation, filing or performance, as the case may be, of the Financing Statements referred to in this Paragraph 14, except customary filing fees.
Definitions: These should be worked into the preamble of the Opinion.
     Generally: Capitalized terms used herein but not defined shall have the meanings given to them in the Purchase Agreement.
     (1) “Applicable Connecticut Law” means those statutes, rules and regulations of the State of Connecticut which, in our experience, are customarily applicable both to transactions of the type contemplated by the Documents and to general business entities which are not engaged in regulated business activities. “Applicable Connecticut Law” shall not include, under any circumstances, state securities laws or “Blue Sky” laws.
     (2) “Documents” mean the following documents:
     i. the Purchase Agreement;
     ii. the Guarantees delivered by Open Support Systems on the Closing Date;
     iii. the Indenture, dated the date hereof, by and among Broadview Networks Holdings, Inc. (“Broadview”), Open Support Systems, the subsidiary guarantors named therein (the “Subsidiary Guarantors” and, together with Broadview, Open Support Systems and the Subsidiary Guarantors, the “Obligors”) and The Bank of New York, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”);
     iv. the Security Agreement, dated the date hereof, by and among the Obligors and the Collateral Agent (the “Security Agreement”):
     v. the Intercreditor Agreement, dated the date hereof, among The CIT Group/Business Credit, Inc., as First Priority Agent, The Bank of New York, as Second Priority Agent, the Company and the Guarantors (the “Intercreditor Agreement”);
     vi. the Registration Rights Agreement, dated the date hereof, by and among the Initial Purchaser and the Obligors (the “Registration Rights Agreement”);
     vii. the Operating Agreement of Open Support Systems; and
     viii. The Uniform Commercial Code financing statement (the “Financing Statement”): the form UCC1 naming Open Support Systems as debtor and the Collateral Agent as secured party, to be filed with the Office of the Secretary of State of the State of Connecticut (the “Filing Office”), a copy of which is attached hereto as Exhibit A.
Purchase Agreement

Ex E-2

     (3) “Initial Purchaser” means Jefferies & Company, Inc.
     (4) “Connecticut Governmental Authority(ies)” means the governmental and regulatory authorities, bodies, instrumentalities and agencies and courts of the State of Connecticut, excluding its political subdivisions and local agencies.
     (5) “CT UCC” means the UCC as adopted and currently in effect in the State of Connecticut, as published in regularly available sources.
Purchase Agreement

Ex E-3

EXHIBIT F
FORM OF OPINIONS OF CHARLES H. HUNTER, ESQ.
     Set forth below are the proposed opinions to be included in the proposed form of opinion of Charles H. Hunter, Esq. This Exhibit E is to be replaced with the actual form of opinion letter and it is our intent to negotiate the form of such opinion letter in its entirety (including the assumptions, qualifications and limitations to be contained therein) prior to the execution of the Purchase Agreement.
     1. The issuance, sale and delivery of the Notes, Guarantees, the Exchange Notes, the Exchange Guarantees, and the Private Exchange Notes and Private Exchange Guarantees, if any, the execution, delivery and performance by the Company and its Subsidiaries of the Purchase Agreement, the Indenture, the Security Agreement, the Acquisition Agreement, the Intercreditor Agreement and the Registration Rights Agreement (in each case assuming such agreement is duly authorized and executed), and the consummation by the Company of the transactions contemplated thereby and the compliance by the Company with the terms of the foregoing do not conflict with or constitute or result in a breach or violation by the Company and its Subsidiaries of the Communications Act of 1934, as amended (the “Communications Act”), the rules and regulations of the Federal Communications Commission promulgated thereunder, or the rules of any state or any state telecommunications regulatory authority to whose jurisdiction the operations of the Company or any of its Subsidiaries are subject (together with the Communications Act, the “Communications Laws”) or any order, decree or judgment known to me to be applicable to the Company or any of its Subsidiaries, of any federal or state court or federal or state governmental or federal or state regulatory agency or body dealing with telecommunications carriers (the “Communications Authorities”) known to me to have jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets; except for any approvals that may be required in connection with the foreclosure of any Liens.
     2. No consent, waiver, approval, authorization, license, qualification or order of or filing or registration with any Communications Authority is required for execution and delivery by the Company or any of its Subsidiaries or for the issue and sale of the Notes, the Exchange Notes, the Exchange Guarantees, and the Private Exchange Notes and Private Exchange Guarantees, if any, or the performance by the Company or its Subsidiaries of their obligations under the Documents, or for the consummation of any of the transactions contemplated hereby or thereby other than (i) those already obtained, (ii) Financing Approvals from jurisdictions from which the Company derived in the aggregate less than 8% of the total revenues during the fiscal quarter ended March 31, 2006 or (iii) that may be required in connection with the foreclosure of any Liens.
     3. The Company and its Subsidiaries are the holders of all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations (the “Licenses”) listed on Annex I attached hereto (the “Regulatory Licenses”) issued by the Communications Authorities, all of with are validly issued and in full force and effect, with no material restrictions or qualifications other than as described in the Time of Sale Circular or the Offering Circular and as would not reasonably be expected to result in a Material Adverse Effect, and such Regulatory Licenses constitute the only material Licenses necessary for the Company and its Subsidiaries to conduct their businesses in the manner and to the extent now operated or proposed to be operated in the Final Offering Circular.
     4. To my knowledge, other than matters described in the Time of Sale Circular or the Offering Circular, there are no Proceedings threatened or pending before any Communications Authority against the properties, businesses or franchises of the Company or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.
Purchase Agreement

Ex F-1

     5. The statements in the Time of Sale Circular and the Offering Circular under the captions “Risk Factors — Risks Related to our Industry” and “Regulation” insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred therein in all material respects.
     The foregoing opinions and the views expressed below are subject to, among other things, the following assumptions, qualifications and exceptions:
          i. I express no opinion or view as to the laws other than the Communications Laws. I do not render any opinion or view as to any matter except as specifically set forth herein.
          ii. I express no opinion as to any provisions of the Subject Documents insofar as they relate to (1) the subject matter jurisdiction of the federal courts to adjudicate any controversy relating to the Subject Documents, (2) the waiver of defenses and the waiver of inconvenient forum or (3) the waiver of the right to a jury trial.
          iii. In my examination, I have assumed the authenticity of all company and corporate records, agreements, documents, instruments and certificates submitted to me as originals, the conformity to original documents and agreements of all documents and agreements submitted to me as conformed, certified or photostatic copies thereof and the authenticity of the originals of such conformed, certified or photostatic copies.
Purchase Agreement

Ex F-2

ANNEX I

Entity	License	Jurisdiction

Broadview Networks, Inc.	CLEC/IXC	California
	CLEC/IXC	Connecticut
	CLEC/IXC	Delaware
	CLEC/IXC	Florida
	CLEC/IXC	Georgia
	CLEC/IXC	Maine
	CLEC/IXC	Maryland
	CLEC/IXC	Massachusetts
	CLEC/IXC	Michigan
	CLEC	New Hampshire
	CLEC/IXC	New Jersey
	CLEC/IXC	North Carolina
	CLEC/IXC	Ohio
	CLEC/IXC	Pennsylvania
	CLEC/IXC	Rhode Island
	CLEC/IXC	Texas
	CLEC/IXC	Vermont
	CLEC	Washington D.C.
	IXC	West Virginia
	Domestic/International	FCC

Broadview NP Acquisition Corp.	IXC	California
	IXC	Colorado
	CLEC/IXC	Connecticut
	IXC	Delaware
	IXC	Illinois
	IXC	Indiana
	IXC	Maine
	IXC	Maryland
	CLEC/IXC	Massachusetts
	IXC	Michigan
	IXC	Montana
	IXC	Nevada
	CLEC/IXC	New Hampshire
	CLEC/IXC	New Jersey
	CLEC/IXC	New York
	IXC	Ohio
	IXC	Oklahoma
	CLEC/IXC	Pennsylvania
	CLEC/IXC	Rhode Island
	IXC	Texas
	IXC	Vermont
	IXC	West Virginia
	Domestic/International	FCC

Broadview Networks of Virginia, Inc.	CLEC/IXC	Virginia
	Domestic/International	FCC
Purchase Agreement

Ex F-3

Entity	License	Jurisdiction

BridgeCom International, Inc.	IXC	Arkansas
	IXC	California
	CLEC/IXC	Connecticut
	IXC	Florida
	IXC	Georgia
	IXC	Illinois
	IXC	Iowa
	IXC	Kansas
	IXC	Maine
	CLEC/IXC	Massachusetts
	IXC	Michigan
	CLEC/IXC	New Jersey
	CLEC/IXC	New York
	IXC	North California
	IXC	Ohio
	CLEC/IXC	Pennsylvania
	IXC	Rhode Island
	IXC	Texas
	IXC	Washington
	Domestic/International	FCC

TruCom Corporation	CLEC/IXC	New Jersey
	CLEC/IXC	New York
	Domestic/International	FCC
Purchase Agreement

Ex F-4

SCHEDULE I
LIST OF SUBSIDIARIES
Bridgecom Holdings, Inc.
Bridgecom International, Inc.
Bridgecom Solutions Group, Inc.
Trucom Corporation
Open Support Systems, LLC
Broadview NP Acquisition Corp.
Broadview Networks, Inc.
BV-BC Acquisition Corp.
Broadview Networks of Massachusetts, Inc.
Broadview Networks of Virginia, Inc.

Sch. I-1	Purchase Agreement

SCHEDULE II
LIST OF ATX ENTITIES
ATX Communications, Inc.
CoreComm-ATX, Inc.
ATX Licensing, Inc.
ATX Telecommunications Services of VA, LLC.
CoreComm Services, LLC
CoreComm Communications, LLC
CCL Historical, Inc.
CoreComm Newco, Inc.
*CoreComm Illinois, Inc.
*CoreComm Indiana, Inc.
*CoreComm Maryland, Inc.
*CoreComm Massachusetts, Inc.
*CoreComm Michigan, Inc.
*CoreComm Missouri, Inc.
*CoreComm New Jersey, Inc.
*CoreComm New York, Inc.
*CoreComm Ohio, Inc.
*CoreComm Pennsylvania, Inc.
*CoreComm Rhode Island, Inc.
*CoreComm Vermont, Inc.
*CoreComm West Virginia, Inc.
FCC Holdco I, Inc.
*Fiberstream Inc.
*Cortelyou Communications Corp.
CoreComm-Voyager, Inc.
*Voyager Information Networks, Inc.
*Horizon Telecommunications, Inc.
CoreComm Internet Group, Inc.

*	Immaterial subsidiary

Sch. II-1	Purchase Agreement

SCHEDULE III
FILING OFFICES FOR FINANCING STATEMENTS
Broadview Networks Holdings, Inc. — Secretary of State of the State of Delaware
Bridgecom Holdings, Inc. — Secretary of State of the State of Delaware
Bridgecom International, Inc. — Secretary of State of the State of Delaware
Bridgecom Solutions Group, Inc. — Secretary of State of the State of Delaware
BV-BC Acquisition Corp. — Secretary of State of the State of Delaware
Trucom Corporation — Secretary of State of the State of New York
Open Support Systems, LLC — Secretary of State of the State of Connecticut
Broadview NP Acquisition Corp. — Secretary of State of the State of Delaware
Broadview Networks, Inc. — Secretary of State of the State of New York
Broadview Networks of Massachusetts, Inc. — Secretary of State of the State of Delaware
Broadview Networks of Virginia, Inc. — Secretary of State of the Commonwealth of Virginia

Sch. III-1	Purchase Agreement